UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2025
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DOCGO INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

685 Third Avenue, 9th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2025, DocGo Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at 12:00 p.m. Eastern Time. As of the close of business on April 21, 2025, the record date for the Annual Meeting, there were 99,104,331 shares of common stock entitled to vote at the Annual Meeting. The results of the matters voted upon at the Annual Meeting were as follows:

1.Election of the three Class I director nominees to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lee Bienstock	57,200,334	9,753,600	14,816,506
Ely D. Tendler	50,676,000	16,277,934	14,816,506
Ira Smedra	43,889,913	23,064,021	14,816,506

Pursuant to the foregoing votes, the three nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the Annual Meeting.

2.To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,948,090	18,150,345	855,499	14,816,506

Pursuant to the foregoing vote, the stockholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers.

3.To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) regarding the waiver of corporate opportunities (the “Corporate Opportunity Amendment”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,657,392	2,135,029	1,161,513	14,816,506

Pursuant to the foregoing vote, the stockholders did not approve the Corporate Opportunity Amendment.

4.To approve an amendment to the Charter to limit the liability of certain officers as permitted by Delaware law (the “Officer Exculpation Amendment”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,968,621	6,190,586	794,727	14,816,506

Pursuant to the foregoing vote, the stockholders did not approve the Officer Exculpation Amendment.

5.Ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,704,115	4,814,668	251,657	—

Pursuant to the foregoing vote, the stockholders ratified the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name:	Ely D. Tendler
Title:	General Counsel and Secretary

Date: June 18, 2025

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